UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 12, 2003

California Coastal Communities, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-17189	02-0426634
(Commission File Number)	(I.R.S. Employer Identification No.)

6 Executive Circle, Suite 250, Irvine, California	92614
(Address of principal executive offices)	(Zip Code)

(949) 250-7700
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

           (c)    Exhibits (Furnished Pursuant to Item 12).

99.1 Press Release of the Registrant, dated November 12, 2003, announcing the Registrant's earnings for the quarter ended September 30, 2003.

Item 12.    Results of Operations and Financial Condition.

On November 12, 2003, the Registrant issued a press release reporting preliminary financial results for the quarter ended September 30, 2003. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

                This information contained in this report on Form 8-K and the exhibits hereto shall not be deemed to be “filed” for the purposes of Section 18 of, or otherwise regarded as filed under, the Securities and Exchange Act of 1934, as amended. The information contained in this report shall not be incorporated by reference into any filing of the Registrant with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings except as otherwise expressly stated in any such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

California Coastal Communities, Inc.
Date: November 13, 2003	By:	/s/ RAYMOND J. PACINI
Raymond J. Pacini
Chief Executive Officer